UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

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[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

TearLab Corporation

 (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

TEARLAB CORPORATION

9980 Huennekens St., Suite 100

San Diego, California 92121

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 27, 2017

To the Stockholders of TearLab Corporation:

Notice is hereby given that a Special Meeting of the Stockholders (with any amendments, postponements or adjournments thereof, the “Special Meeting”) of TearLab Corporation, a Delaware corporation (“TearLab” or the “Company”) will be held on September 27, 2017 at 8:00 a.m., Central Time, for the following purposes:

1.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase our authorized shares of common stock, $.001 par value, from 9,500,000 to 30,000,000; and

2.	To transact such other business as may be properly brought before the Special Meeting or any adjournment thereof.

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted solely via live webcast. To participate, vote, or submit questions during the Special Meeting via live webcast, please visit www.virtualshareholdermeeting.com/TLB2017. You will not be able to attend the Special Meeting in person.

Details regarding how to attend the Special Meeting online and the business to be conducted at the Special Meeting are more fully described in the accompanying proxy statement.

Our Board of Directors has fixed the close of business on August 14, 2017, as the record date for the determination of stockholders entitled to notice of and to vote at our Special Meeting and at any adjournment or postponement thereof. Our proxy materials will be sent or given on August [  ], 2017, to all stockholders as of the record date.

Whether or not you expect to attend our Special Meeting via live webcast, please complete, sign and date the Proxy you received in the mail and return it promptly. You may vote over the Internet, by telephone or by mailing a proxy or voting instruction card. You may also vote your shares during the Special Meeting. Please review the instructions on each of your voting options described in this proxy statement, as well as in the proxy card you received by mail.

All stockholders are cordially invited to attend the virtual meeting.

By Order of the Board of Directors,

San Diego, California
August [ ], 2017
Elias Vamvakas
Executive Chairman of the Board

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, AND VOTE YOUR SHARES BY INTERNET, BY TELEPHONE, OR BY COMPLETING, SIGNING AND DATING THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURNING IT IN THE ENCLOSED ENVELOPE.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The notice of special meeting and accompanying proxy statement is available to view at www.proxyvote.com

The date of this proxy statement is August [  ], 2017 and it is being delivered to stockholders on or about August [  ] 2017.

TEARLAB CORPORATION

9980 Huennekens St., Suite 100

San Diego, California 92121

PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 27, 2017

The Board of Directors of TearLab Corporation is soliciting proxies for the Special Meeting of Stockholders to be held on September 27, 2017. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

Our Board of Directors has set August 14, 2017 as the record date for the meeting. Stockholders who owned our common stock at the close of business on August 14, 2017 are entitled to vote at and attend the meeting, with each share entitled to one vote. On the record date, there were 5,742,453 shares of our common stock outstanding and no shares held by the Company in treasury stock. On the record date, the closing sale price of our common stock on The Nasdaq Capital Market was $2.17 per share.

General

The enclosed proxy is solicited on behalf of the Board of Directors of TearLab Corporation, a Delaware corporation (“TearLab” or the “Company”), for use at the Special Meeting of Stockholders to be held on September 27, 2017 (the “Special Meeting”). These proxy solicitation materials are first being sent or made available on or about August [  ], 2017, to all stockholders entitled to vote at the Special Meeting.

Voting

The specific proposal to be considered and acted upon at the Special Meeting are to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) to effect an increase in the number of authorized shares of the Company’s common stock from 9,500,000 to 30,000,000 with the effectiveness or abandonment of such amendment to be determined by the Board of Directors as permitted under Section 242(c) of the Delaware General Corporation Law. On August 14, 2017, the record date for determination of stockholders entitled to notice of, and to vote at, the Special Meeting (the “Record Date”), there were 5,742,453 shares of our common stock outstanding, no shares held by the Company in treasury stock, and no shares of our preferred stock outstanding.

Each stockholder is entitled to one vote for each share of common stock held by such stockholder on the Record Date. The presence, in person or by proxy, of holders of a majority of our shares entitled to vote is necessary to constitute a quorum at the Special Meeting. The affirmative vote of a majority of the shares outstanding and entitled to vote as of the Record Date is required to approve the amendment to the Amended and Restated Certificate to effect the increase in the number of authorized shares of common stock. As a result, abstentions, broker non-votes and the failure to submit a proxy or vote in person at the Special Meeting will have the same effect as a vote against the proposal.

All votes will be tabulated by the inspector of election appointed for the Special Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

Proxies

If the form of proxy card is properly signed and returned or if you properly follow the instructions for telephone or Internet voting, the shares represented thereby will be voted at the Special Meeting in accordance with the instructions specified thereon. If you sign and return your proxy without specifying how the shares represented thereby are to be voted, the proxy will be voted as recommended by the Board of Directors. You may revoke or change your proxy at any time before the Special Meeting by filing with our Corporate Secretary at our principal executive offices at 9980 Huennekens St., Suite 100, San Diego, California 92121, a notice of revocation or another signed proxy with a later date. You may also revoke your proxy by attending the Special Meeting and voting in person.

Costs of Proxy Solicitation

We will pay the costs and expenses of soliciting proxies from stockholders. Certain of our officers, employees, and representatives may solicit proxies from the Company’s stockholders in person or by telephone, email, or other means of communication. Our directors, officers, employees, and representatives will not be additionally compensated for any such solicitation, but may be reimbursed for reasonable out-of-pocket expenses they incur. Arrangements will be made with brokerage houses, custodians, and other nominees for forwarding of proxy materials to beneficial owners of shares of our common stock held of record by such nominees and for reimbursement of reasonable expenses they incur.

Deadline for Receipt of Stockholder Proposals for 2018 Annual Meeting

Pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, proposals of our stockholders that are intended to be presented by such stockholders at this Special Meeting and that such stockholders desire to have included in our proxy materials relating to such meeting must be received by us at our offices at 9980 Huennekens St., Suite 100, San Diego, California 92121, Attn: Corporate Secretary, no later than January 5, 2018, which is 120 calendar days prior to the anniversary of the mailing date of the proxy materials relating to our 2017 annual meeting. Such proposals must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the proxy statement and form of proxy for that meeting.

Pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, proposals of our stockholders that are intended to be presented by such stockholders at our 2018 annual meeting and that such stockholders desire to have included in our proxy materials relating to such meeting must be received by us at our offices at 9980 Huennekens St., Suite 100, San Diego, California 92121, Attn: Corporate Secretary, no later January 5, 2018, which is 120 calendar days prior to the anniversary of the mailing date of the proxy materials relating to our 2017 annual meeting. Such proposals must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the proxy statement and form of proxy for that meeting.

A stockholder who wishes to make a proposal at our 2018 Annual Meeting of Stockholders without including the proposal in our proxy statement and form of proxy relating to that meeting must notify us no later than March 23, 2018, unless the date of the 2018 annual meeting is more than 30 days before or after the one-year anniversary of the 2017 annual meeting. If the stockholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board of Directors for the 2018 annual meeting may exercise discretionary voting power regarding any such proposal.

QUESTIONS AND ANSWERS

Although we encourage you to read the enclosed proxy statement in its entirety, we include this Question and Answer section to provide some background information and brief answers to several questions you might have about the Special Meeting.

Q: Why am I receiving this proxy statement?

A: This proxy statement describes the proposal on which we would like you, as a stockholder, to vote. It also gives you information on this issue so that you can make an informed decision.

Q: How do I get electronic access to the proxy materials?

A: The notice of special meeting and proxy statement are available at www.proxyvote.com

Q: What proposal am I being asked to consider at the upcoming Special Meeting of Stockholders?

A. We are seeking approval of one proposal: the approval of an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock, $.001 par value, from 9,500,000 to 30,000,000. Approval of the proposal would give the Board of Directors authority to amend the Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock to 30,000,000 shares, an increase of 20,500,000 shares, as well as provide the Board authority to issue additional shares without requiring future stockholder approval of such issuances, except as may be required by applicable law or rules of any stock exchange on which our securities may be listed.

We will also transact any other business that properly comes before the meeting.

Q. Why is TearLab seeking to increase the number of authorized shares of common stock?

A. The increase in the number of authorized shares of common stock is being proposed to allow the Company to raise additional capital to fund its operations, including the expected launch of its next generation TearLab Discovery™ System as well as to improve our flexibility in responding to future business opportunities. The additional authorized shares will be available for issuance from time to time to enable us to respond to future business opportunities requiring the issuance of shares, the consummation of common stock-based financings, acquisition or strategic joint venture transactions involving the issuance of common stock, or for other general purposes that the Board may deem advisable. We are seeking approval for the amendment at this time because opportunities requiring prompt action may arise in the future, and the Board believes the delay and expense in seeking approval for additional authorized common stock at a special meeting of shareholders could deprive us of the ability to take advantage of potential opportunities.

Without an increase in the number of authorized shares of common stock, the Company may be constrained in its ability to raise capital, may not comply with its debt covenants and may lose important business opportunities, which could adversely affect our financial performance and growth. There are currently no agreements or understandings regarding the issuance of any of the additional shares of common stock that would become available if the number of authorized shares of common stock is increased as proposed. However, the Company intends to raise additional capital through one or more issuances of its common stock in the near future, which may substantially dilute the Company’s existing holders.

Q. If the stockholders approve this proposal, when would the Company implement the increase in the number of authorized shares?

A. We currently expect that the increase in the number of authorized shares will be implemented as soon as practicable after the receipt of the requisite stockholder approval. However, our Board of Directors will have the discretion to abandon the increase in authorized shares if the Board does not believe it to be in the best interests of TearLab and our stockholders.

Q. Who can vote at the Special Meeting?

A. Our Board of Directors has set August 14, 2017 as the record date for the Special Meeting. All stockholders who owned TearLab common stock at the close of business on August 14, 2017 may attend and vote at the Special Meeting. Each stockholder is entitled to one vote for each share of common stock held as of the record date on all matters to be voted on. Stockholders do not have the right to cumulate votes. On August 14, 2017, there were 5,742,453 shares of our common stock outstanding. Shares held as of the record date include shares that are held directly in your name as the stockholder of record and those shares held for you as a beneficial owner through a broker, bank or other nominee.

Q. What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A: Most stockholders of TearLab hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholders of record — If your shares are registered directly in your name with TearLab’s transfer agent, Computershare, you are considered the stockholder of record with respect to those shares and the Notice has been sent directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to TearLab or to vote in person at the Special Meeting.

Beneficial owners — If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and the Notice has been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote and are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you request a “legal proxy” from the broker, bank or other nominee who holds your shares, giving you the right to vote the shares at the Special Meeting.

Q: Who counts the votes?

A: Voting results are tabulated and certified by Broadridge Financial Solutions, Inc.

Q. How can I vote my shares in person at the Special Meeting?

A. Shares held directly in your name as the stockholder of record may be voted in person at the Special Meeting. If you wish to vote at the Special Meeting, please review the instructions regarding how to connect and participate live via the Internet webcast, including how to demonstrate proof of stock ownership at www.virtualshareholdermeeting.com/TLB2017. Even if you plan to attend the Special Meeting, TearLab recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Special Meeting. If you hold your shares in street name, you must request a legal proxy from your broker, bank or other nominee in order to vote in person at the Special Meeting.

Q: How can I vote my shares without attending the Special Meeting?

A: Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Special Meeting. If you are a stockholder of record, you may vote by submitting a proxy; please refer to the voting instructions in the enclosed proxy card or below. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, bank or other nominee; please refer to the voting instructions provided to you by your broker, bank or other nominee.

●	Internet —Stockholders of record with Internet access may submit proxies by following the “Vote by Internet” instructions on the Notice until 11:59 p.m., Eastern Time, on, September 26, 2017 or by following the instructions at www.proxyvote.com. Most of our stockholders who hold shares beneficially in street name may vote by accessing the website specified in the voting instructions provided by their brokers, banks or other nominees. A large number of banks and brokerage firms are participating in Broadridge Financial Solutions, Inc.’s online program. This program provides eligible stockholders the opportunity to vote over the Internet or by telephone. Voting forms will provide instructions for stockholders whose bank or brokerage firm is participating in Broadridge’s program.

●	Telephone — If you request a printed set of the proxy materials, you will be eligible to submit your vote by telephone.

●	Mail — If you request a printed set of the proxy materials, you may indicate your vote by completing, signing and dating the proxy card or voting instruction form where indicated and by returning it in the prepaid envelope that will be provided.

Q. What happens if I do not cast a vote?

A. Stockholders of record — If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Special Meeting. However, if you submit a signed proxy card with no further instructions, the shares represented by that proxy card will be voted as recommended by our Board of Directors.

Beneficial owners — If you hold your shares in street name and you do not cast your vote, your bank, broker or other nominee will have discretion to vote any uninstructed shares on the increase of authorized shares of common stock (Proposal One).

Q. How can I change or revoke my vote?

A. Subject to any rules your broker, bank or other nominee may have, you may change your proxy instructions at any time before your proxy is voted at the Special Meeting.

Stockholders of record — If you are a stockholder of record, you may change your vote by (1) filing with our Corporate Secretary, prior to your shares being voted at the Special Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy relating to the same shares, or (2) attending the Special Meeting and voting in person (although attendance at the Special Meeting will not, by itself, revoke a proxy). Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Special Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or should be sent so as to be delivered to our principal executive offices, Attention: Corporate Secretary.

Beneficial owners — If you are a beneficial owner of shares held in street name, you may change your vote by (1) submitting new voting instructions to your broker, bank or other nominee, or (2) attending the Special Meeting and voting in person if you have obtained a legal proxy giving you the right to vote the shares from the broker, bank or other nominee who holds your shares.

In addition, a stockholder of record or a beneficial owner who has voted via the Internet or by telephone may also change his, her or its vote by making a timely and valid later Internet or telephone vote no later than 11:59 p.m., Eastern Time, on September 26, 2017.

Q: What is a proxy card?

A: The proxy card enables you to appoint Joseph Jensen and Wes Brazell, with full power of substitution, who we refer to as the proxyholders, as your representatives at the Special Meeting. By completing and returning the proxy card, you are authorizing the proxyholders to vote your shares at the meeting, as you have instructed them on the proxy card. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card or vote by proxy via the Internet or telephone in advance of the meeting just in case your plans change. You can vote in person at the meeting even if you have already sent in your proxy card.

If a proposal comes up for vote at the meeting that is not on the proxy card, the proxyholders will vote your shares, under your proxy, according to their best judgment.

Q. What if I return my proxy card but do not provide voting instructions?

A. Proxies that are signed and returned but do not contain instructions will be voted “FOR” the proposal in this proxy statement.

Q. If I hold shares through a broker, how do I vote them?

A. Your broker should have forwarded instructions to you regarding the manner in which you can direct your broker as to how you would like your shares to be voted. If you have not received these instructions or have questions about them, you should contact your broker directly.

Q. What does it mean if I receive more than one proxy card?

A. It means that you have multiple accounts with brokers and/or our transfer agent, Computershare. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address.

Q. How may I obtain a separate set of proxy materials?

A: If you share an address with another stockholder, each stockholder may not receive a separate copy of the proxy materials. Stockholders who do not receive a separate copy of the proxy materials may request to receive a separate copy of the proxy materials by contacting our Investor Relations department (i) by mail at 9980 Huennekens St., Suite 100, San Diego, California 92121, (ii) by calling us at (858) 455-6006, or (iii) by sending an email to lroth@theruthgroup.com. Alternatively, stockholders who share an address and receive multiple copies of our proxy materials may request to receive a single copy by following the instructions above.

Q: What is a “broker non-vote”?

A: A broker non-vote occurs when a broker holding shares in street name does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. In order to effect the increase of authorized shares of common stock, Delaware law requires the approval of the holders of a majority of TearLab’s outstanding shares of common stock, and not merely the approval of a majority of the shares represented in person and by proxy at the Special Meeting. Therefore, a broker non-vote will count as a vote against the proposal.

Q. How many votes must be present to hold the meeting?

A. Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by Internet, telephone or mail. In order for us to conduct the meeting, a majority of our outstanding shares of common stock as of August 14, 2017 must be present in person or by proxy at the meeting. This is referred to as a quorum.

Q. How are different votes treated for purposes of establishing a quorum and determining whether the proposal has passed?

A. Shares that are voted “FOR,” “AGAINST” or “ABSTAIN” are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the meeting with respect to the proposal. Abstentions will have the same effect as a vote against the proposal. Broker non-votes are counted for the purpose of determining the presence or absence of a quorum, and will have the same effect as a vote against the proposal.

Q. Why is my vote important?

A. Your vote is important because the proposal must receive the affirmative vote of a majority of shares outstanding in order to pass. Also, unless a majority of the shares outstanding as of the record date are voted or present at the meeting, we will not have a quorum, and we will be unable to transact any business at the Special Meeting. In that event, we would need to adjourn the meeting until such time as a quorum can be obtained.

Q: Who is soliciting my vote?

A: We will pay the costs and expenses of soliciting proxies from stockholders. Broadridge Financial Solutions, Inc. will tabulate the votes and act as inspector of the election. Certain of our officers, employees, and representatives may solicit proxies from the Company’s stockholders in person or by telephone, email, or other means of communication. Our directors, officers, employees, and representatives will not be additionally compensated for any such solicitation, but may be reimbursed for reasonable out-of-pocket expenses they incur. Arrangements will be made with brokerage houses, custodians, and other nominees for forwarding of proxy materials to beneficial owners of shares of our common stock held of record by such nominees and for reimbursement of reasonable expenses they incur.

PROPOSAL ONE

APPROVAL OF A PROPOSED AMENDMENT TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK

OVERVIEW

Our Certificate of Incorporation (the “Certificate”) currently authorizes us to issue a total of 9,500,000 shares of common stock, $0.001 par value, and 10,000,000 shares of preferred stock, $0.01 par value. Our Board of Directors has approved, and is seeking stockholder approval of, an amendment to our Certificate of Incorporation (the “Amendment”) to implement an increase in the number of shares of authorized common stock, $0.001 par value, from 9,500,000 shares to 30,000,000.

The Board is proposing the Amendment, in substantially the form attached hereto as Appendix A, to increase the number of authorized shares of our common stock from 9,500,000 shares to 30,000,000 shares. Of the 9,500,000 shares of common stock currently authorized by the Certificate, as of August 7, 2017, 5,742,453 shares are issued and outstanding, 1,324,000 shares are reserved for issuance upon exercise of existing stock purchase warrants, 567,941 shares are reserved for future issuance under existing equity incentive awards and 28,601 are reserved for purchases under the Company’s Employee Stock Purchase Plan. Therefore, we currently have limited authorized shares of common stock available for future issuance.

The Board has unanimously determined that the Amendment is advisable and in the best interests of the Company and our stockholders, and recommends that our stockholders approve the Amendment. In accordance with the General Corporation Law of the State of Delaware, we are hereby seeking approval of the Amendment by our stockholders.

No changes to the Certificate are being proposed with respect to the number of authorized shares of preferred stock. Other than the proposed increase in the number of authorized shares of common stock, the Amendment is not intended to modify the rights of existing stockholders in any material respect. The additional shares of common stock to be authorized pursuant to the proposed amendment will be of the same class of common stock as is currently authorized under our Certificate of Incorporation.

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to the proposed amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock, and we will not independently provide stockholders with any such rights.

REASONS FOR THE AMENDMENT

The Company recently conducted an extensive and thorough strategic review of the alternatives available to it that included a broad marketing effort to solicit interest in a sale or other transaction to maximize value for all shareholders. During the process, TearLab received expressions of interest relating to a variety of potential transactions including interest to both acquire and invest in the Company. After careful consideration, the Company’s board of directors determined that the interests of the Company’s stockholders are best served by focusing on execution of the Company’s strategic business plan. The Company may from time-to-time receive indications of interest and have discussions regarding possible strategic alternatives, and intends to consider proposals it receives in the future that it believes could result in the creation of stockholder value. However, the Company is now focused on executing its strategic business plan which will require additional capital to fund its operations, provide the appropriate resources to launch its next generation platform and comply with its debt covenants.

The Board of Directors believes that the proposed increase in the number of authorized shares of common stock will benefit the Company by providing the shares needed to raise additional capital to execute its business plan as well as improving our flexibility in responding to future business opportunities. The additional authorized shares will be available for issuance from time to time to enable us to respond to future business opportunities requiring the issuance of shares, the consummation of common stock-based financings, acquisition or strategic joint venture transactions involving the issuance of common stock, or for other general purposes that the Board may deem advisable. We are seeking approval for the amendment at this time because opportunities requiring prompt action may arise in the future, and the Board believes the delay and expense in seeking approval for additional authorized common stock at a special meeting of shareholders could deprive us of the ability to take advantage of potential opportunities.

Without an increase in the number of authorized shares of common stock, the Company may be constrained in its ability to raise capital, may not be able to fund its operations, may not comply with its debt covenants and may lose important business opportunities, which could adversely affect our financial performance and growth. There are currently no agreements or understandings regarding the issuance of any of the additional shares of common stock that would become available if the number of authorized shares of common stock is increased as proposed. However, the Company intends to raise additional capital through one or more issuances of common stock in the near future, which may substantially dilute the Company's existing holders.

In determining the size of the proposed authorized share increase, the Board considered a number of factors, including the amount of capital needed to fund its operations and launch its next generation platform, the potential terms needed to raise additional capital including the potential issuance of warrants to purchase common stock associated with equity financings and that over a number of years the Company may potentially need additional shares in connection with future equity transactions, acquisitions or other strategic transactions. If the stockholders do not approve the Proposal, then the Company will not have needed additional shares available to raise the capital to execute its business plan and it may default on its debt covenants in the future.

Other than issuances pursuant to equity incentive plans and currently outstanding warrants, as of the date of this Proxy Statement, we have no current plans, arrangements or understandings regarding the issuance of any additional shares of common stock that would be authorized pursuant to this proposal and there are no negotiations pending with respect to the issuance thereof for any purpose. The Board of Directors does not intend to issue any common stock except on terms which the Board deems to be in the best interests of the Company and its then existing stockholders.

POTENTIAL EFFECTS OF THE AMENDMENT

The proposed increase in the number of authorized shares of common stock will not have any immediate effect on the rights of our existing stockholders. The Board will have the authority to issue the additional shares of common stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or rules of any stock exchange on which our securities may be listed. The issuance of additional shares of common stock will decrease the relative percentage of equity ownership of our existing stockholders, thereby diluting the voting power of their common stock, and, depending on the price at which additional shares may be issued, could also be dilutive to the earnings per share of our common stock.

It is possible that a subsequent issuance of these shares could have the effect of delaying or preventing a change in control of the Company. Shares of authorized and unissued common stock could, within the limits imposed by applicable law, be issued in one or more transactions that would make a change in control of the Company more difficult, and therefore, less likely. Issuances of additional shares of our stock could dilute the earnings per share and book value per share of our outstanding common stock and dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. While it may be deemed to have potential anti-takeover effects, the proposal to increase the authorized common stock is not prompted by any specific effort of which we are aware to accumulate shares of our common stock or obtain control of the Company.

The additional authorized shares of common stock, if and when issued, would be part of the existing class of common stock and would have the same rights and privileges as the shares of common stock currently outstanding. Stockholders do not have preemptive rights with respect to our common stock. Therefore, should the Board determine to issue additional shares of common stock, existing stockholders would not have any preferential rights to purchase such shares in order to maintain their proportionate ownership thereof.

EFFECTIVENESS OF AMENDMENT

If the Amendment is approved by our stockholders, it will become effective upon the filing of an amendment to our Certificate of Incorporation, which filing is expected to occur promptly after stockholder approval of this proposal. The text of Appendix A remains subject to modification to include such changes as may be required by the Secretary of State of the State of Delaware and as the Board deems necessary or advisable to implement the increase in our authorized shares.

APPROVAL REQUIRED

The affirmative vote of the holders of a majority of the shares of the Company’s common stock outstanding as of the record date is required to approve the proposed amendment to the Company’s Amended and Restated Certificate to increase our authorized shares of common stock, $.001 par value, from 9,500,000 to 30,000,000. Abstentions and “broker non-votes” will not be counted as having been voted on the proposal and, therefore, will have the same effect as negative votes.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors recommends that the stockholders vote “FOR” the proposed amendment to the Company’s Amended and Restated Certificate to increase our authorized shares of common stock, $.001 par value, from 9,500,000 to 30,000,000.

ADDITIONAL INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of the Company’s common stock as of August 7, 2017 (unless otherwise indicated), by:

●	each person known by the Company to be a beneficial owner of five percent (5%) or more of the Company’s common stock;

●	each of the Company’s directors;

●	each of the Company’s named executive officers; and

●	all of the Company’s current directors and executive officers as a group

Percentage of beneficial ownership is calculated based on 5,742,453 shares of common stock outstanding as of August 7, 2017. Beneficial ownership is determined in accordance with the rules of the SEC which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and includes shares of Company common stock issuable pursuant to the exercise of stock options, warrants or other securities that are immediately exercisable or convertible or exercisable or convertible within 60 days of August 7, 2017. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Unless otherwise noted, the address for each person set forth on the table below is c/o TearLab Corporation, 9980 Huennekens St., Suite 100, San Diego, California 92121.

Beneficial Owner	Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Other 5% stockholders:
AWM Investment Company, Inc. (1)	400,505	5.9%
First Light Asset Management, LLC (2)	336,068	7.0%
Altrinsic Global Advisors, LLC (3)	303,510	5.3%

Executive Officers and Directors:
Elias Vamvakas (4)	306,224	5.3%
Wes Brazell (5)	26,332	*
Paul Karpecki (6)	15,073	*
Richard Lindstrom (7)	36,658	*
Adrienne Graves (8)	15,611	*
Donald Rindell (9)	16,706	*
Anthony Altig (10)	27,204	*
Brock Wright (11)	134,147	2.3%
Thomas N. Davidson, Jr. (12)	37,713	*
Joseph Jensen (13)	71,705	1.2%

All directors and executive officers as a group (10 persons) (14)	687,373	12.0%

 * Represents beneficial ownership of less than 1%.

(1)

Includes 400,505 shares beneficially owned by AWM Investment Company, Inc., a Delaware Corporation (“AWM”), which is the investment adviser to Special Situations Fund III QP, L.P. (“QP”), Special Situations Cayman Fund, L.P. (“CAYMAN”), Special Situations Private Equity Fund, L.P. (“PE”) and Special Situations Life Sciences Fund L.P. (“LS” and together with QP, CAYMAN and SSPE, the “Funds”). As the investment adviser to the Funds, AWM holds sole voting and investment power over 122,130 shares of Common Stock of the Issuer (the Shares) held by QP, 43,288 Shares held by CAYMAN, 78,209 Shares held by PE and 156,423 Shares held by LS. Austin W. Marxe, David M. Greenhouse and Adam C. Stettner are the controlling principals of AWM. The principal business address of AWM, and Messrs. Marxe, Greenhouse and Stettner is 527 Madison Avenue, Suite 2600, New York, New York 10022.

(2)	Based solely on the most recently available Schedule 13G filed with the SEC on January 11, 2017, First Light Asset Management, LLC has shared voting power as to 336,068 Shares and shared dispositive power as to 336,068 Shares. First Light Management, LLC is a Delaware limited liability company and the address of First Light Asset Management, LLC is 3300 Edinborough Way, Suite 201, Edina, MN 55435.

(3)

Based solely on the most recently available Schedule 13G filed with the SEC on February 13, 2017, Altrinisic Global Advisors, LLC has shared voting power as to 303,510 Shares and shared dispositive power as to 303,510 Shares. Altrinsic Global Advisorss, LLC is a Delaware limited liability company, and the address of Altrinsic Global Advisors, LLC is 8 Sound Shore Drive, Greenwich, CT 06830.

(4)

Includes (a) 123,671 shares subject to options exercisable within 60 days of August 7, 2017; (b) 126,411 shares held beneficially by Mr. Vamvakas through his relationship with Greybrook Capital Inc; (c) 4,402 shares held beneficially by Mr. Vamvakas through his relationship with Greybrook Securities Inc.; (d) 32,000 shares held beneficially by Mr. Vamvakas through his relationship with Greybrook Corp.; and (e) 20,140 shares held by Mr. Vamvakas. Mr. Vamvakas is the Chairman of Greybrook Capital, Inc., which is located at 890 Yonge St., Suite 700 Toronto, Ontario, Canada M4W 3P4.

(5)	Includes (a) 16,333 shares subject to options exercisable within 60 days of August 7, 2017; and (b) 3,333 shares subject to warrants exercisable within 60 days of August 7, 2017.

(6)	Includes 12,873 shares subject to options exercisable within 60 days of August 7, 2017.
(7)

Includes (a) 15,214 shares subject to options exercisable within 60 days of August 7, 2017; (b) 6,666 shares subject to warrants exercisable within 60 days of August 7, 2017; and (c) 6,000 shares held beneficially by Mr. Lindstrom through his relationship with the Lindstrom Family #2 Limited Partnership.

(8)	Includes 15,611 shares subject to options exercisable within 60 days of August 7, 2017.

(9)	Includes 16,706 shares subject to options exercisable within 60 days of August 7, 2017.

(10)	Includes (a) 16,705 shares subject to options exercisable within 60 days of August 7, 2017, and (b) 1,666 shares subject to warrants exercisable within 60 days of August 7, 2017.

(11)	Includes 12,195 shares subject to options exercisable within 60 days of August 7, 2017.

(12)

Includes 11,677 shares subject to options exercisable within 60 days of August 7, 2017; (b) 20,407 shares held beneficially by Mr. Davidson through his relationship with Cardinal Crest Partners, 7 Sunrise Cay, Key Largo, Florida 33037; (c) 3,389 shares held by Mr. Davidson Jr.; and (d) 2,240 shares held by Mr. Davidson, Jr.’s spouse.

(13)	Includes (a) 42,499 shares subject to options exercisable within 60 days of August 7, 2017, and (b) 6,666 shares subject to warrants exercisable within 60 days of august 7, 2017.

(14)

Includes (a) 283,084 shares subject to options exercisable within 60 days of August 7, 2017, held on record by the current directors and executive officers; and (b) 18,331 shares subject to warrants exercisable within 60 days of August 7, 2017, held on record by the current directors and executive officers.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single copy of the applicable proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are TearLab Corp. stockholders will be “householding” our proxy materials. A single notice of special meeting and Proxy will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive separate proxy materials, please notify your broker, direct your written request to TearLab Corp., Investor Relations; 9980 Huennekens St., Suite 100, San Diego, California 92121 or contact TearLab Corp. at (858) 455-6006. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should contact their brokers.

OTHER BUSINESS

Our Board of Directors does not know of any matter to be presented at our Special Meeting which is not listed on the Notice of Special Meeting and discussed above. If other matters should properly come before the meeting, however, the persons named in the accompanying Proxy will vote all Proxies in accordance with their best judgment.

All stockholders are urged to complete, sign, date and return the accompanying Proxy Card.

By Order of the Board of Directors,

/s/ Elias Vamvakas
Elias Vamvakas
Executive Chairman of the Board

APPENDIX A

CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

TEARLAB CORPORATION

TearLab Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies that:

1. The name of the Corporation is TearLab Corporation. The date of filing of the Corporation’s original Certificate of Incorporation with the Secretary of State of the State of Delaware was June 5, 2002, under the name Vascular Sciences Corporation.

2. This Certificate of Amendment to the Certificate of Incorporation was duly authorized and adopted by the Corporation’s Board of Directors and stockholders in accordance with Section 242 of the General Corporation Law of the State of Delaware and amends the provisions of the Company’s Certificate of Incorporation.

3. The amendment to the existing Amended and Restated Certificate of Incorporation being effected hereby is to delete the first paragraph of Article IV in its entirety and to substitute in its place the following:

“The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is forty million (40,000,000) shares, of which thirty million (30,000,000) shares, par value $0.001 per share, shall be common stock (the “Common Stock”) and ten million (10,000,000) shares, par value $0.001 per share, shall be preferred stock (the “Preferred Stock”).

4. This Certificate of Amendment to the Amended and Restated Certificate of Incorporation was approved by written consent of the board of directors and by the stockholders of this Corporation at a meeting thereof duly called and held on September 27, 2017.

5. This Certificate of Amendment to the Amended and Restated Certificate of Incorporation shall be effective immediately upon filing by the Delaware Secretary of State.

****

IN WITNESS WHEREOF, TearLab Corporation has caused this Certificate of Amendment to the Amended and Restated Certificate of Incorporation to be signed by [_______], its [_______], this [●] day of [●], 2017.

TEARLAB CORPORATION
A Delaware corporation

By:
Name:
Title:

A-1

VOTE BY INTERNET – www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – [__________]

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

A-2

TEARLAB CORPORATION

2017 Special Meeting of Stockholders

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TEARLAB CORPORATION

The undersigned stockholder of TearLab Corporation, a Delaware corporation, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated August [ ], 2017 (the “Special Meeting”), and hereby appoints Joseph Jensen and Wes Brazell, each the proxy of the undersigned, with full power of substitution, to vote all shares of common stock of TearLab Corporation that the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Special Meeting to be held on Wednesday, September 27, 2017 at 8:00 a.m., Central Time, and at any adjournment or postponement thereof, with the same force and effect as if the undersigned was personally present at the Special Meeting. The shares represented by this Proxy shall be voted in the manner set forth hereon.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSAL LISTED ON THE REVERSE SIDE AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

A-3

The Board of Directors recommends you

vote FOR the following proposal:

1.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase our authorized shares of common stock, $.001 par value, from 9,500,000 to 30,000,000.	For [ ]	Against [ ]	Abstain [ ]

1.	NOTE : Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here.	[ ]

(see reverse for instructions)

	Yes	No

Please indicate if you plan to attend this meeting	[ ]	[ ]

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date